Exhibit 99.1

FOR IMMEDIATE RELEASE

GLOBAL MEDICAL REIT INC. ANNOUNCES COMMON STOCK OFFERING

Bethesda, MD – June 27, 2017 – Global Medical REIT Inc. (NYSE:GMRE) (the “Company”) today announced the commencement of an underwritten public offering of 3,500,000 shares of its common stock, subject to market and other conditions. The company expects to grant the underwriters a 30-day option to purchase an additional 525,000 shares of common stock to cover over-allotments, if any. Global Medical REIT intends to use the net proceeds from this offering to repay $25.0 million of the outstanding indebtedness under its revolving credit facility and to fund acquisitions or for other general corporate purposes.

Janney Montgomery Scott, Wunderlich and BMO Capital Markets are serving as the book-running managers for the offering.

The offering is being made pursuant to the Company's shelf registration statement, which was declared effective by the U.S. Securities and Exchange Commission ("SEC") on June 19, 2017. Copies of the preliminary prospectus supplement and accompanying prospectus may be obtained from the SEC's website at www.sec.gov or by contacting: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, Pennsylvania 19103 or by email at prospectus@janney.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these shares or any other securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any state.

About Global Medical REIT Inc.

Global Medical REIT Inc. is a Maryland corporation engaged primarily in the acquisition of licensed, state-of-the-art, purpose-built healthcare facilities and the leasing of these facilities to strong clinical operators with leading market share. The Company intends to produce increasing, reliable rental revenue by expanding its portfolio, and leasing each of its healthcare facilities to market-leading operators under a long-term triple-net lease. The Company’s management team has significant healthcare, real estate and public real estate investment trust, or REIT, experience and has long-established relationships with a wide range of healthcare providers. The Company intends to elect to be taxed as a REIT for U.S. federal income tax purposes, commencing with its taxable year ended December 31, 2016.

Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements, including, without limitation, the satisfaction of all conditions to, and the timely closing of, the offering. These risks and uncertainties are described in greater detail in the Company’s filings with the United States Securities and Exchange Commission (the “Commission”), including, without limitation, the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company undertakes no obligation to update these statements after the date of this release.

Contacts:

Investor Relations Counsel

The Equity Group Inc.

Jeremy Hellman, Senior Associate

(212) 836-9626 / jhellman@equityny.com

Adam Prior, Senior Vice President

(212) 836-9606 / aprior@equityny.com